2016 Annual Shareholders Meeting

April 21, 2016

Allen F. "Pete" Grum
President & CEO

Safe Harbor Statement

Statements included in these slides that do not relate to present or historical conditions are "forward-looking statements" within the meaning of that term in Section 27A of the Securities Act of 1933, and in Section 21E of the Securities Exchange Act of 1934. Additional oral or written forward-looking statements may be made by us from time to time, and forward-looking statements may be included in documents that are filed with the Securities and Exchange Commission. Forward-looking statements involve risks and uncertainties that could cause results or outcomes to differ materially from those expressed in the forward-looking statements. Forward-looking statements may include, without limitation, statements relating to our plans, strategies, objectives, expectations and intentions and are intended to be made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as "believes," "forecasts," "intends," "possible," "expects," "estimates," "anticipates," or "plans" and similar expressions are intended to identify forward-looking statements. Among the important factors on which such statements are based are assumptions concerning the state of the national economy and the markets in which our portfolio companies operate, the state of the securities markets and the national financial markets, and inflation. Forward-looking statements are also subject to the risks and uncertainties described under the caption "Risk Factors" contained in documents that we file with the SEC, including our 2016 Annual Report on Form 10-K filed on March 10, 2016. There may be other factors not identified that affect the accuracy of our forward-looking statements. Further, any forward-looking statement speaks only as of the date it is made and, except as required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. New factors emerge from time to time that may cause our business not to develop as we expect, and we cannot predict all of them.

2015 – Another Year of Solid Growth

Five Consecutive Years of Net Asset Value (NAV) Per Share Growth



(NAV per Share is After Tax)
5-year CAGR: 9.6%
$3.38
$3.58
$3.90
$4.38
$5.11
$5.35
2010
2011
2012
2013
2014
2015
SIGNIFICANT EXITS:
Innov-X Systems
GridApp Systems
Synacor
Liazon
Ultra-Scan
Synacor
BinOptics
QuaDPharma
Gemcor II

Gross 5-Year Returns: ~30%

Rand Capital Exits*

December 31, 2010 - March 31, 2016

Full-Cycle Investments Exited	Average Holding Length *(years)*	Total Cash Invested	Gross Cash Generated (Interest & Gain)	Achieved Cash Multiple	IRR
17	6.3	$19.0mm	$67.5mm	3.6	30.2%

More than tripled cash investment

* Includes Gemcor sale

Results Demonstrated in Stock Performance

Outperformed 5-year BDC Index and S&P 500



65.00%
45.00%
25.00%
5.00%
-15.00%
-35.00%
-55.00%
Share Price Change
3/31/2011
7/31/2011
11/30/2011
3/31/2012
7/31/2012
11/30/2012
3/31/2013
7/31/2013
11/30/2013
3/31/2014
7/31/2014
11/30/2014
3/31/2015
7/31/2015
11/30/2015
3/31/2016
Rand
S&P 500 Index
S&P BDC Index

Top-Tier BDC Performance in NAV Growth

Rand ranked #1 BDC with highest NAV/Share growth among 32 BDCs

Rand's NAV grew 4.7%


2014 to 2015 Year-over-Year NAV/Share Growth
5.0%
0.0%
-5.0%
-10.0%
-15.0%
-20.0%
-25.0%
-30.0%
RAND
TAXI
GDBC
MAIN
SCM
TCPC
ARCC
HCAP
HTGC
TSLX
ABDC
GSBD
PFLT
ACAS
BKCC
HRZN
TCRD
NMFC
TCAP
SLRC
PSEC
FSIC
CPTA
FSC
GLAD
AINV
WHF
PNNT
MCC
KCAP
GSVC
TICC

Source: BDCInvestor.com

Top-Tier BDC Performance in Shareholder Returns

12-Month Total Shareholder Return Comparisons


RAND is up 15.4%
20.0%
10.0%
0.0%
-10.0%
-20.0%
-30.0%
-40.0%
-50.0%
RAND
TAXI
BANX
ACAS
ECC
MVC
GSVC
CSWC
OXLC
XRDC
TINY
SVVC

Source: Seacap Financial BDC Group as of March 31, 2016

Success Story – Gemcor II, LLC



- ✓ Acquired: 6/28/04
  - Revenue increased to > 5x
  - Workforce grew from 29 to 95
  - Investment: 31% equity position
- ✓ Equity cost: $625 thousand
- ✓ Sold 3/31/16 for ~ $50 million
  - ✓ Rand gross proceeds ~$15.2 million
- ✓ Return on invested capital: ~11x
- ✓ Internal rate of return: ~64%

Leading designer and manufacturer of automatic drilling and fastening systems utilized in the assembly of aircraft by Bombardier, Boeing, Embraer, Airbus and others, including China's indigenous provider, Comac.

Five Largest Investments = 43% of Portfolio

$26 million total portfolio, 32 companies

	Company	Investments at Fair Value (in millions)	Year Acquired	Industry	% of Total Portfolio
Rheonix	Rheonix, Inc.	$2.9	2009	Healthcare—Testing Devices	12%
OUTMATCH	Outmatch	$2.1	2010	Software—Predictive Talent Selection	8%
SOCIALFLOW	SocialFlow	$2.1	2013	Software—Social Publishing	8%
GENICON	Genicon	$2.0	2015	Healthcare—Surgical Instrumentation	8%
Microcision	Microcision	$1.9	2009	Manufacturing—Medical Products	7%
	TOTAL	**$11.0**			**43%**

All values as of March 31, 2016, may not foot due to rounding

Featured Portfolio Companies

Rhēonix

- ✓ Initial equity investment: 10/29/09
  - $680 thousand follow-on investment (2015)
- ✓ 5% equity position
- ✓ Equity cost: $2.8 million
- ✓ Equity fair value (3/31/16): $2.9 million

OUTMATCH

- ✓ Initial equity investment: 11/18/10
  - $500 thousand follow-on investment (2015)
- ✓ 4% equity position
- ✓ Equity cost: $2.1 million
- ✓ Equity fair value (3/31/16): $2.1 million

SOCIALFLOW

- ✓ Initial equity investment: 4/5/13
  - $500 thousand follow-on investment (2015)
- ✓ 4% equity position
- ✓ Equity cost: $1.8 million
- ✓ Equity fair value (3/31/16): $2.1 million

GENICON

- ✓ Initial equity investment: 4/10/15
  - $1 million follow-on debt investment (Q1 2016)
- ✓ 6% equity position + debt
- ✓ Equity cost: $1.0 million
- ✓ Equity fair value (3/31/16): $1.0 million
- ✓ Senior debt: $1.0 million

Stronger Investment Engine

Rand New & Follow-on Investments

($ in millions)


$2.5
$6.1
$5.2
$6.3
$7.0
2011
2012
2013
2014
2015

Investments Projected to Mature in 2 - 5 Years

Rhēonix

SciAps
ANALYZE YOUR WORLD

OUTMATCH

SOCIALFLOW

Strong History: Now Defining Our Future

- ✓ Completed busiest investment periods in 40+ year history
  - >$5 million invested in 2012, 2013, 2014 and 2015
  - Record level of investment in 2015 at $7.0 million into 16 portfolio companies
- ✓ Large exits over last 4 years
- ✓ Current portfolio companies at varying stages of maturity
  - Expecting several exits over next few years
- ✓ Strong base of regulatory capital to leverage
- ✓ Retained earnings expanding

Executed a comprehensive review of strategic options to enhance shareholder value

Evaluated Strategic Alternatives for Rand

Objective: Drive Shareholder Value

Options Considered

- **Voluntary Delisting from NASDAQ / Deregistering from SEC Reporting Also Called: Going Dark**
  - Significant negative impact to trading liquidity and value
- **Electing RIC Status (Special Tax Vehicle)**
  - Requires ~$30 million cash distribution, exceeds value of portfolio
- **Portfolio Run-Off – Liquidating Company**
  - No long-term growth
- **Sale to Third Party Acquirer**
  - Poor market conditions; difficult to capture full value for portfolio and platform

Selected Growth Strategies

Objective: Drive Shareholder Value

Strategies to Pursue

+ **Acquisitions & Mergers**
  - Looking for opportunities
  - Will consider value-maximizing sale transaction
+ **Accelerated Growth**
  - More aggressive plan with larger capital base
  - Enhanced relationship with SBA: Expand borrowings

Long-Term Strategy to Drive Growth

Increase rate of growth with larger investment capacity

- Increase leverage for greater investment capability
- Increase participation in transactions
- Broaden investment network and geography
- Strengthen investor communications
- Create scale to add talent

Higher funding levels:

Past:	$300k with $1.0m max
Recent:	$1.0m with $3.0m max
Future:	$1.5m with $5.0m max

Capital Allocation Priorities

Available Cash Balance*: ~$12 million

- ✓ Basis for increased leverage with SBA

Uses of Cash

- ✓ Follow-on investments
- ✓ New investments
- ✓ Stock repurchases
- ✓ Debt repayment
- ✓ Acquisitions

** At the SBIC, net of escrow and estimated taxes*

2016 Investor Relations Action Plan

- ✓ Continue increased level of investor communication
  - Press releases – business events and portfolio company successes
  - Website improvements
- ✓ Increase outreach effort to investment community
  - Present at 2 investor conferences
  - Host 1:1 meetings: New York, Boston, Toronto, Atlanta
- ✓ Objectives
  - Increase investor following and number of investors (institutional and retail)
  - Improve liquidity of Rand's stock

Why Rand?

- ✓ Strong performance: financially and operationally
- ✓ Proven management team
- ✓ Delivers shareholder returns
- ✓ Strategy for NAV growth
- ✓ Only early and expansion stage SBIC fund in Upstate New York
- ✓ Solid reputation among investment partners
  - Decisive and responsive
- ✓ Opportunistic share buy backs

2016 Annual Shareholders Meeting

April 21, 2016